                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                   TO TENDER
                   8 7/8% SENIOR SUBORDINATED NOTES DUE 2011

                                       OF

                        AMERICAN MEDIA OPERATIONS, INC.

                           PURSUANT TO THE PROSPECTUS
                                DATED    , 2003

                                       BY

                        AMERICAN MEDIA OPERATIONS, INC.

THE OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON   , 2003,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY
                       TIME PRIOR TO THE EXPIRATION DATE.

                             To The Exchange Agent:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                J.P. Morgan Trust Company, National Association
                       3800 Colonnade Parkway, Suite 490
                              Birmingham, AL 35243

          Facsimile Transmission Number:                           Confirm by Telephone:
                  (205) 968-9145                                      (205) 968-0506

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that the undersigned has received and reviewed
the prospectus dated   , 2003, (the "Prospectus") of American Media Operations,
Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") $1,000 principal amount of 8 7/8% Senior Subordinated Notes due 2011, which have been registered under the Securities Act (the "Exchange Notes") for each $1,000 principal amount of its outstanding
8 7/8% Senior Subordinated Notes due 2011 (the "Outstanding Notes"), as set forth in the Prospectus. See "The Exchange Offer -- Consequences of Failure to Exchange" in the Prospectus.

     Upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal, the Company will exchange $1,000 principal amount of the Exchange Notes, registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-4 filed by the Company, for each $1,000 principal amount of its Outstanding Notes properly delivered by a holder thereof to J.P. Morgan Trust Company, National Association, as exchange agent (the "Exchange Agent"), and not withdrawn on or prior to the Expiration Date. No holder may withdraw a tender following the Expiration Date. In order to be entitled to receive the Exchange Notes, a tendering holder must properly tender the Outstanding Notes to the Exchange Agent, and not withdraw such tender, on or prior to the Expiration Date. If a holder's Outstanding Notes are not properly tendered by the Expiration Date pursuant to the Exchange Offer, such holder will not receive Exchange Notes.

     By executing the Letter of Transmittal, the undersigned represents to the Company that, among other things, (i) the Exchange Notes to be acquired by the holder of the Outstanding Notes in connection with the Exchange Offer are being acquired by the holder in the ordinary course of business of the holder, (ii) the holder has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iii) the holder acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters (see "The Exchange Offer -- Resale of Exchange Notes"), (iv) the holder understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by such holder in exchange for Outstanding Notes acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the "Commission"), and (v) the holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, by executing this Letter of Transmittal, the holder acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     The Exchange Offer may be extended, terminated, amended or consummated as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered and not withdrawn pursuant to such Exchange Offer will remain subject to the Exchange Offer and may be accepted thereafter for exchange by the Company.

     No alternative, conditional or contingent tenders will be accepted. A tendering holder, by execution of this Letter of Transmittal, or facsimile hereof, waives all rights to receive notice of acceptance of such holder's Outstanding Notes for exchange. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be completed by holders of Outstanding Notes if certificates representing such Outstanding Notes are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") through DTC's Automated Tender Offer Program ("ATOP"), and an agent's message (as defined below) is not delivered as provided in the next paragraph.

     Holders whose certificates representing the Outstanding Notes are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below. The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC's system may use ATOP to tender Outstanding Notes. Participants in the program may, instead of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, transmit their acceptance of the exchange offer electronically. They may do so by causing DTC to transfer the Outstanding Notes to the Exchange Agent in accordance with its procedures for transfer. DTC will then send an agent's message to the Exchange Agent for its acceptance. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. The term "agent's message" means a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, to the effect that, with respect to those Outstanding Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant.

     Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Outstanding Notes must be properly tendered on or before the Expiration Date.

     List below the Outstanding Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the original signed schedule to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OUTSTANDING NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)
                 (PLEASE FILL IN, IF BLANK)
------------------------------------------------------------------------------------------------------------------
                                                                                   AGGREGATE
                                                                                   PRINCIPAL
                                                                                    AMOUNT           PRINCIPAL
                                                                CERTIFICATE     REPRESENTED BY        AMOUNT
                                                               NUMBER(S)(1)     CERTIFICATE(S)      TENDERED(2)
                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------

                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
               Total Principal Amount Tendered
------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders who tender by book-entry.
 (2) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Outstanding Notes indicated in the column labeled "Aggregate Principal
     Amount Represented by Certificate(s)." See Instruction 4.
------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s):
    ----------------------------------------------------------------------------

    Window Ticket Number (if any):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery:
    ------------------------------------------------------------------

    [ ] Check box if delivered by Book-Entry Transfer

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES
    OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Only holders are entitled to tender their Outstanding Notes in the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes as described above must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the power of attorney attached thereto. Persons who are beneficial owners of Outstanding Notes but are not holders and who seek to tender Outstanding Notes should (i) contact the holder of such Outstanding Notes and instruct such holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal Outstanding Notes properly endorsed for transfer by the holder, with signatures on the endorsement guaranteed by a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States of an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act that is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution") or (iii) effect a record transfer of such Outstanding Notes from the holder to such beneficial owner, and comply with the requirements applicable to holders for tendering Outstanding Notes prior to 5:00 P.M., New York City time, on the Expiration Date.

     HOLDERS WHO WISH TO RECEIVE THE EXCHANGE NOTES MUST TENDER THEIR OUTSTANDING NOTES ON OR PRIOR TO THE EXPIRATION DATE. SEE "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING" IN THE PROSPECTUS.

To: American Media Operations, Inc.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all such Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Outstanding Notes for transfer on the relevant register, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Outstanding Notes (except that the Exchange Agent will have no rights to or control of, except as agent for the Company, the Exchange Notes delivered in connection with the Exchange Offer), all in accordance with the terms of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. DELIVERY OF ENCLOSED OUTSTANDING NOTES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH OUTSTANDING NOTES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Outstanding Notes properly tendered may be withdrawn at any time prior to the Expiration Date. Holders will receive the Exchange Notes only if their tenders have been properly delivered on or prior to the Expiration Date and not revoked on or prior to the Expiration Date.

     Outstanding Notes may not be withdrawn after the Expiration Date unless the Exchange Offer with respect to such Outstanding Notes is terminated without any Outstanding Notes being accepted for exchange thereunder. In the event of such a termination, such Outstanding Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

     The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions, the Company may not be required to accept the Outstanding Notes properly tendered hereby. In such event, the tendered Outstanding Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer with respect to such issue is terminated without any Outstanding Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, the Exchange Agent will issue the Exchange Notes for any Outstanding Notes tendered hereby that are accepted for exchange, and/or return any certificates representing Outstanding Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Outstanding Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the Exchange Notes, and/or any certificates representing Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be returned will be sent to the address(es) of the holder(s) appearing under "Description of Outstanding Notes Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the Exchange Notes will be issued, if applicable, and the certificates representing any Outstanding Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) will be returned in the name of, and delivered to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Outstanding Notes, the account maintained at the Book-Entry Transfer Facility indicated above will be credited with any Outstanding Notes not tendered or not accepted for exchange. The undersigned recognizes that neither the Exchange Agent nor the Company has any obligation pursuant to the Special Issuance Instructions to transfer any Outstanding Notes from the name of the holder thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the certificates representing the Exchange Notes and/or certificates representing the Outstanding Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or if Outstanding Notes delivered by book-entry transfer not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

 Issue Certificate(s) to:

 Name:
 ---------------------------------------------------
                                 (PLEASE PRINT)
 Address:
 -------------------------------------------------
 -----------------------------------------------------------
 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)

 -----------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

 [ ] Credit unaccepted Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

 -----------------------------------------------------------
                                (ACCOUNT NUMBER)
------------------------------------------------------------

------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the Exchange Notes and/or certificates representing Outstanding Notes not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

 Mail Certificate(s) to:

 Name:
 ---------------------------------------------------
                                 (PLEASE PRINT)
 Address:
 -------------------------------------------------
 -----------------------------------------------------------
 -----------------------------------------------------------
                              (INCLUDING ZIP CODE)

 -----------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

------------------------------------------------------------

                                   SIGNATURES
                          HOLDERS OF OUTSTANDING NOTES
                                   SIGN HERE

            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                           THIS LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (SIGNATURE(S) OF HOLDER(S) OF OUTSTANDING NOTES)

Date:
------------------------ , 2003

(Must be signed by the holder(s) exactly as name(s) appear(s) on certificate(s) representing the Outstanding Notes or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Capacity (Full Title):
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Tax Identification or Social Security No.
---------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)
Name:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                         (ADDRESS -- INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)
Date:
------------------------ , 2003

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered (a) by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the Outstanding Notes) thereof, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on page 7, or (b) for the account of a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act that is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of Outstanding Notes but are not holders and who seek to tender Outstanding Notes should (i) contact the holder of such Outstanding Notes and instruct such holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Outstanding Notes properly endorsed for transfer by the holder, with signatures on the endorsement guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Outstanding Notes from the holder to such beneficial owner and comply with the requirements applicable to holders for tendering Outstanding Notes on or prior to the Expiration Date. See Instruction 6.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if delivery of Outstanding Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering." For holders whose Outstanding Notes are being delivered by book-entry transfer, delivery of an agent's message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by the participant(s) identified in the agent's message. For a holder to properly tender Outstanding Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or an agent's message, as the case may be, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date and either (i) certificates representing such Outstanding Notes must be received by the Exchange Agent at such address or (ii) such Outstanding Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date. A holder who desires to tender Outstanding Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose Outstanding Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     Holders whose certificates representing Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Outstanding Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below on or prior to the Expiration Date; and (c) the certificates representing all tendered Outstanding Notes, or a Book-Entry Confirmation with respect to all tendered Outstanding Notes, together with this Letter of Transmittal, properly completed and duly executed or an agent's message in lieu thereof, and any required signature guarantees and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL, REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All tendering holders, by execution of this Letter of Transmittal waive any right to any notice of the acceptance of their Outstanding Notes for exchange.

     3. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Outstanding Notes may be withdrawn at any time until the Expiration Date. Tendered Outstanding Notes may not be withdrawn on or after the Expiration Date, unless the Exchange Offer is terminated without any Outstanding Notes being accepted for exchange thereunder. In the event of such termination, all tendered Outstanding Notes will be returned to the tendering holder as promptly as practicable.

     Any holder of Outstanding Notes who has tendered Outstanding Notes or who succeeds to the record ownership of Outstanding Notes in respect of which such tenders have previously been given may withdraw such Outstanding Notes on or prior to the Expiration Date by delivery of a written notice of withdrawal subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender must (i) be received by the Exchange Agent, at the address specified on the back cover of this Letter of Transmittal on or before the Expiration Date, (ii) specify the name of the holder of the Outstanding Notes to be withdrawn, (iii) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such Outstanding Notes and the aggregate principal amount represented by such Outstanding Notes, and (iv) be signed by the holder of such Outstanding Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of relevant Outstanding Notes into the name of the person withdrawing such Outstanding Notes. The signature(s) on the notice of withdrawal of any tendered Outstanding Notes must be guaranteed by an Eligible Institution unless the relevant Outstanding Notes have been tendered for the account of an Eligible Institution. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of Outstanding Notes can only be accomplished in accordance with the foregoing procedures.

     All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. A purported notice of withdrawal that is not received by the Exchange Agent in a timely fashion will not be effective to withdraw tendered Outstanding Notes. Any Outstanding Notes that have been tendered but that are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable following the Expiration Date.

     A withdrawal of a tender of Outstanding Notes may not be rescinded and any Outstanding Notes properly withdrawn will not be deemed to be validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto. However, withdrawn Outstanding Notes may be retendered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OUTSTANDING NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the Outstanding Notes that are to be tendered in the box entitled "Description of Outstanding Notes Tendered." The entire principal amount represented by the certificates for all Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the Outstanding Notes that were evidenced by the old certificate(s) will be sent to the holder, unless otherwise provided in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; ENDORSEMENTS. If this Letter of Transmittal is signed by the holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsements of certificates are required unless payment is to be made to, or certificates for Outstanding Notes not tendered or not accepted for purchase are to be issued to, a person other than the holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the holder(s) of the Outstanding Notes listed, the certificates representing such Outstanding Notes must be properly endorsed for transfer by the holder, with signatures on the endorsement guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Holders who tender their Outstanding Notes will not be obligated to pay transfer taxes, if any, in connection therewith unless tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal or any transfer tax is imposed for any reason other than the exchange of Outstanding Notes in the Exchange Offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of, and/or certificates representing Outstanding Notes not accepted for exchange are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if Exchange Notes are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such holder(s) may designate hereon. If no such instructions are given, such Outstanding Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and accept for exchange any Outstanding Notes tendered.

     9. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a holder whose tendered Outstanding Notes are accepted for exchange, or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent with the holder's correct Taxpayer Identification Number ("TIN"), which in the case of a Payee who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the interest paid on the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that he is no longer subject to backup withholding.

     A Payee who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the Payee has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the Payee has furnished the Payor with his or her TIN. A Payee who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Payor with his or her TIN as soon as it is received.

     If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Certain Payees (including, among others, all corporations and certain foreign individuals) may be exempt from these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that Payee must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (such as Form W-8BEN). Forms for such statements can be obtained from the Exchange Agent. Payees are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Exchange Agent is required to withhold up to 30% of any payments to be made to the Payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

     10. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth above or from the tendering holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED OUTSTANDING NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

       ------------------------------------------------------------------

                                          GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                 NUMBER OF --
----------------------------------------------------------------------
 1.  Individual                           The Individual
 2.  Two or more individuals (joint       The actual owner of the ac-
     account)                             count or, if combined funds,
                                          the first individual on the
                                          account(1)
 3.  Custodian account of a minor         The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings       The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that      The actual owner(1)
     is not a legal or valid trust
        under state law
 5.  Sole proprietorship                  The owner(3)
----------------------------------------------------------------------
                                          GIVE THE EMPLOYER IDEN-
FOR THIS TYPE OF ACCOUNT:                 TIFICATION NUMBER OF --
----------------------------------------------------------------------
 6.  Sole proprietorship                  The owner(3)
 7.  A valid trust, estate, or pension    The legal entity(4)
     trust
 8.  Corporate                            The corporation
 9.  Association, club, religious,        The organization
     charitable, educational, or other
     tax-exempt organization
10.  Partnership                          The partnership
11.  A broker or registered nominee       The broker or nominee
12.  Account with the Department of       The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school
     district, or prison) that
     receives agricultural program
     payments

------------------------------------------------------------------

1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
2. Circle the minor's name and furnish the minor's social security number.
3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number of your employer identification number (if you have one).
4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or custodian.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.
- A trust exempt from tax under Section 664 or described in Section 4947.

  Payments of dividends and patronage dividends generally exempt from backup withholding include:

- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

  Payments of interest generally exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid to you.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold up to 30% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

----------------------------------------------------------------------------------------------------------------------
                                                    PAYER'S NAME:
----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE
 FORM W-9                           PART 1--PLEASE PROVIDE YOUR NAME AND TIN IN THE ------------------------------
                                    BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING  Name
 DEPARTMENT OF THE TREASURY         BELOW.
 INTERNAL REVENUE SERVICE                                                           ------------------------------
                                                                                    Social Security Number
                                                                                    OR
                                                                                    ------------------------------
                                                                                    Employer Identification Number
                                   -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR
 TAXPAYER                           PART 2                                          PART 3--
 IDENTIFICATION                     Certification--Under penalty of perjury, I
 NUMBER (TIN)                       certify that:                                   [ ] AWAITING TIN
                                    (1) The number shown on this form is my correct
                                        Taxpayer Identification Number (or I am
                                        waiting for a number to be issued to me),
                                        and
                                    (2) I am not subject to backup withholding
                                    because (a) I am exempt from backup
                                        withholding, or (b) I have not been
                                        notified by the Internal Revenue Service
                                        (the "IRS") that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest or dividends, or (c)
                                        the IRS has notified me that I am no longer
                                        subject to backup withholding, and
                                    (3) I am a U.S. person (including a U.S.
                                    resident alien).
                                   -----------------------------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   -----------------------------------------------------------------------------------
                                    The Internal Revenue Service does not require your consent to any provision of
 (arrow)                            this document other than the certifications required to avoid backup withholding.

                                    SIGNATURE
 Sign Here                          ---------------------------------------------------------------------------
                                    DATE
                                   -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 30% of all reportable payments made to me will be withheld.

Signature
------------------------------------------------------------------ Date
----------------------------, 20
---

                             The Exchange Agent Is:

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

         By Registered or Certified Mail, Hand or by Overnight Courier:

                J.P. Morgan Trust Company, National Association
                       3800 Colonnade Parkway, Suite 490
                              Birmingham, AL 35243

          Facsimile Transmission Number:                           Confirm by Telephone:
                  (205) 968-9145                                      (205) 968-0506